PRESS RELEASE

FOR IMMEDIATE RELEASE

Optimal Group’s FireOne Group plc Subsidiary to Cease Certain U.S. Facing Operations

Montreal, Quebec, October 10, 2006 — On October 2, 2006, Optimal Group Inc. (NASDAQ:OPMR) made an announcement regarding the passing of the Unlawful Internet Gambling Enforcement Act of 2006 by the United States Congress and its impact upon FireOne Group plc, and therefore the Company. Optimal Group holds approximately 76% of the issued and outstanding shares of FireOne Group (London Stock Exchange (AIM): FPA).

Earlier today, FireOne Group announced that following the approval of the Unlawful Internet Gambling Enforcement Act of 2006 by the President of the United States, it will immediately cease to process settlement for transactions originating from United States consumers that may be viewed as related to online gambling. FireOne Group also announced that as a consequence of the anticipated significant negative impact on its business and results of operations, it has embarked upon a restructuring of its operations and cost base. It is expected that the President will sign the Unlawful Internet Gambling Enforcement Act of 2006 into law in the immediate near term.

FireOne Group further stated that it will continue to offer its multi-currency credit and debit card and FirePay electronic wallet processing to the online gambling industry originating from non-U.S. consumers and not prohibited by the Act, and will consider card-not-present payment processing opportunities outside of online gambling.

For more information about Optimal, please visit the Company's website at www.optimalgrp.com.

Leon Garfinkle

Senior Vice-President and General Counsel

Optimal Group Inc.

(514) 738-8885

Optimal Group’s FireOne Group plc Subsidiary to Cease

Certain U.S. Facing Operations	Page 2

Cautionary Statements Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expects”, “intends”, “anticipates”, “plans”, “believes”, “seeks”, “estimates”, or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, but are not limited to, statements about our current expectations with respect to our future growth strategies, opportunities and prospects, competitive position and industry environment. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, or those of the markets we serve, to differ materially from those expressed in, or implied by, these forward-looking statements, including:

•	existing and future governmental regulations;
•	general economic and business conditions in the markets we serve;
•	consumer confidence in the security of financial information transmitted via the Internet;
•	levels of consumer fraud, disputes between consumers and merchants and merchant insolvency;
•	our ability to safeguard against breaches of privacy and security when processing electronic transactions;

•	the imposition of and our compliance with rules and practice procedures implemented by credit card and check clearing associations;
•	our ability to adapt to changes in technology, including technology relating to electronic payments systems;
•	our ability to protect our intellectual property;
•	our relationships with our suppliers and the banking associations that we rely upon to process our electronic transactions;
•	disruptions in the function of our electronic payments systems and technological defects; and

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        the factors described under Item 1A “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2005,

        and our Quarterly Report on Form 10-Q for the three months ended June 30, 2006.

There may be additional risks and uncertainties and other factors that we do not currently view as material or that are not necessarily known. The forward looking statements made in this document are only made as of the date of this document.

Except as required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changes in circumstances or any other reason after the date of this press release.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information about their companies without fear of litigation. We are relying on the “safe harbor” provisions of the Private Securities Litigation Reform Act in connection with the forward-looking statements included in this press release.